Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

West Rigel settlement agreement

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of sale proceeds from the sale of the West Rigel by Jurong would be $126 million. We consider this agreement provides additional evidence of the value of the asset held for sale at December 31, 2017, and have therefore reflected the agreed share of sales proceeds in the value of the asset held for sale at the balance sheet date.